SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 24, 2000


                          Discovery Laboratories, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                          000-26422                           13-3711775
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                      Identification
incorporation)                                                              No.)





           350 Main Street, Suite 307, Doylestown, Pennsylvania 18901
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (215) 240-4699



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         (Former Name or Former Address, If Changed Since Last Report.)



928415.1


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ITEM 5.     Other Events.

            On February 24, 2000, Registrant issued a press release regarding its exploration of a Surfaxin(R) platform for aerosolized formulations for asthma and other respiratory diseases.

            On February 25, 2000, Registrant issued a press release to announce that it has received a warrant exercise notice from its largest shareholder, OrbiMed Advisors LLC of New York ("OrbiMed"). OrbiMed acquired a total of 1,652,892 shares of Common Stock of Registrant for an aggregate price of $2,198,346.00.

            Registrant also announced that it has given notice to its Series B Convertible Preferred shareholders of its intention to convert all of the 1,251,505 outstanding shares of Series B Preferred Stock into 3,896,255 shares of Common Stock.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit           Description
                  --------          --------------
                  99.1              Press Release, dated February 24, 2000.
                  99.1              Press Release, dated February 25, 2000.




928415.1


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DISCOVERY LABORATORIES, INC.


                               By:/s/ Robert J. Capetola, Ph.D.
                                  --------------------------------
                                  Name:  Robert J. Capetola, Ph.D.
                                  Title: President and Chief
                                         Executive Officer



Date:  March 6, 2000



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928415.1


FOR IMMEDIATE RELEASE:
                                 Contact:     Robert J. Capetola, Ph.D.
                                              President & CEO
                                              Discovery Laboratories, Inc.
                                              215.340.4699, Ext. 111

                                              Dian Griesel, Ph.D., CEO/
                                              Shayne Payne
                                              The Investor Relations Group
                                              212.736.2650

     DISCOVERY TO BEGIN EXPLORATION OF SURFAXIN(R) PLATFORM FOR AEROSOLIZED
             FORMULATIONS FOR ASTHMA AND OTHER RESPIRATORY DISEASES

Doylestown, PA, February 24, 2000 - Discovery Laboratories, Inc. (Discovery) (Nasdaq small cap: DSCO, DSCOU) announced that it has begun preclinical research into converting its unique pulmonary surfactant, Surfaxin(R), into aerosolized forms for the potential therapy of asthma, chronic obstructive pulmonary disease
(COPD), acute and chronic bronchitis and a variety of other respiratory diseases.

"Our strategic mission is to achieve commercialization of Surfaxin(R) in the respiratory distress syndromes currently under late stage development. However, we have always considered Surfaxin(R) to be a platform technology with multiple applications for respiratory therapies. After extensive evaluation with The Scripps Research Institute in La Jolla, California where Surfaxin(R) was invented, we decided to begin investigations into the other potential indications," said Robert J. Capetola, Ph.D., President/CEO. "Because of its unique surface tension lowering properties, these new Surfaxin(R) preparations have the capability to be used in a variety of clinical conditions such as asthma, COPD, emphysema, cystic fibrosis and acute lung injury. It also has the capability to be used as a pulmonary drug delivery vehicle when combined with antibiotics, pulmonary vasodilators, bronchodilators, steroids or a variety of proteins currently being administered by injection."

One of the prominent pulmonary disorders where Surfaxin(R) may play a key role is asthma. According to Duncan Hite, M.D., Wake Forest University School of Medicine, some of the pivotal pathology in asthma takes place in the distal bronchioles whose patency is maintained to some degree by endogenous surfactant. "This surfactant appears to be degraded as a result of the inflammatory reactions evident in asthmatics. Therefore, it is perfectly logical to evaluate a modern day, high quality synthetic surfactant such as Surfaxin(R)," said Dr. Hite. According to data from the Centers for Disease Control in Atlanta, asthma afflicts approximately 14 million people in the United States and its incidence rate has been growing steadily year after year.

Surfaxin(R) was originally discovered in the laboratories of Dr. Charles Cochrane, who is a founder of and Professor at The Scripps Research Institute. Dr. Cochrane is one of the world's foremost authorities in inflammation and Discovery is supporting Dr. Cochrane's laboratories at Scripps. According to


                                     -more-


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Capetola,  "Scripps is an extraordinary  research institute and our support will serve to continue the research at Scripps that is so important to the later phases of rational drug development.

Discovery is a bio-pharmaceutical company whose mission is to develop and commercialize medically novel therapeutics for critical care. Presently, Discovery is developing proprietary pharmaceuticals to treat respiratory distress syndrome (RDS) in premature infants, meconium aspiration syndrome (MAS) in full-term infants, direct acute respiratory distress syndrome (ARDS) and cystic fibrosis. More information about Discovery is available on the company's web site at: www.discoverylabs.com.

To the extent that statements in this press release are not strictly historical, including statements as to future financial conditions, events conditioned on stockholder or other approval, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. The forward-looking statements contained in this release are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Among the factors which could affect the company's actual results and could cause results to differ from those contained in the forward-looking statements contained herein are the risk that financial conditions may change, risks relating to the progress of the company's research and development and the development of competing therapies and/or technologies by other companies. Those associated risks and others are further described in the company's filings with the Securities and Exchange Commission.

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